SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

___________

FORM 8-A
FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

MORGAN STANLEY
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	36-3145972
(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☒

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-131266, 333-129243, 333-117752, 333-106789, 333-83616, 333-47576

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be so Registered	Name of Each Exchange on Which Each Class is to be Registered

SET FORTH IN ANNEX A	NYSE ARCA, INC.

Securities to be registered pursuant to Section 12(g) of the Act:

None
(Title of Class)

Item 1.    Description of the Registrant’s Securities to be Registered.

The description of each of the securities of Morgan Stanley (the “Registrant”) to be registered hereunder is incorporated by reference to the following filings previously made with the U.S. Securities and Exchange Commission by the Registrant:

1.
Global Medium-Term Notes, Series F, 9% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due January 20, 2009 (Mandatorily Exchangeable for Common Stock of Exxon Mobil Corporation) (CUSIP: 61747W760) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated December 21, 2007)

2.
Global Medium-Term Notes, Series F, 12.5% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due February 20, 2009 (Mandatorily Exchangeable for Common Stock of Target Corporation) (CUSIP: 61747W372) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated January 24, 2008)

3.
Global Medium-Term Notes, Series F, 14% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due March 20, 2009 (Mandatorily Exchangeable for Common Stock of Apple, Inc.) (CUSIP: 61747W489) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated February 22, 2008)

4.
Global Medium-Term Notes, Series F, 10% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due April 20, 2009 (Mandatorily Exchangeable for Common Stock of AT&T Inc.) (CUSIP: 61747W232) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated March 24, 2008)

5.
Global Medium-Term Notes, Series F, 10% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due May 20, 2009 (Mandatorily Exchangeable for Common Stock of Baker Hughes Incorporated) (CUSIP: 617480165) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated April 23, 2008)

6.
Global Medium-Term Notes, Series F, 8% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due July 20, 2009 (Mandatorily Exchangeable for Common Stock of Intel Corporation) (CUSIP: 617480504) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated June 23, 2008)

7.
Global Medium-Term Notes, Series F, 12% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due July 20, 2009 (Mandatorily Exchangeable for Common Stock of Weatherford International Ltd.) (CUSIP: 617480538) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated June 23, 2008)

8.
Pharmaceutical Basket Opportunity eXchangeablE SecuritiesSM due October 30, 2031, Exchangeable for a Cash Amount Based on the Closing Prices of the Underlying Stocks of the AMEX Equal Weighted Pharmaceutical Index (CUSIP: 61744Y520) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated November 20, 2001)

9.
Medium-Term Notes, Series C, Biotech Basket Opportunity eXchangeablE SecuritiesSM due January 30, 2032 Exchangeable for a Cash Amount Based on the Closing Prices of the Underlying Stocks of AMEX Biotechnology Index (CUSIP: 61744Y413) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated March 19, 2002)

10.
Medium-Term Notes, Series C, BRIDGESSM due December 30, 2008 (Based on the Value of the Russell 2000 Index) (CUSIP: 61744Y348) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated June 6, 2002)

11.
Medium-Term Notes, Series C, BRIDGESSM due December 30, 2008 (Based on the Value of the AMEX Pharmaceutical Index) (CUSIP: 61744Y322) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated June 21, 2002)

12.
Medium-Term Notes, Series C, BRIDGESSM due February 28, 2009 (Based on the Value of Common Stock of Ten Companies) (CUSIP: 61744Y280) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated August 22, 2002)

13.
Medium-Term Notes, Series C, BRIDGESSM due March 30, 2009 (Based on the Value of Common Stock of Ten Companies) (CUSIP: 61744Y199) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated November 21, 2002)

14.
Medium-Term Notes, Series C, BRIDGESSM due June 30, 2009 (Based on the Value of the Dow Jones Industrial Average) (CUSIP: 61744Y264) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated September 23, 2002)

15.
Medium-Term Notes, Series C, BRIDGESSM due July 30, 2009 (Based on the Value of the S&P MidCap 400 Index) (CUSIP: 61744Y132) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated July 24, 2002)

16.
Global Medium-Term Notes, Series C, BRIDGESSM due August 30, 2009 (Based on the Value of Common Stock of Fifteen Companies in the Financial Services Industry) (CUSIP: 61748A122) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated August 19, 2003)

17.
Medium-Term Notes, Series C, BRIDGESSM due October 30, 2009 (Based on the Value of Common Stock of Fifteen Aerospace and Defense Companies) (CUSIP: 61744Y249) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated October 10, 2002)

18.
Global Medium-Term Notes, Series C, BRIDGESSM due December 30, 2009 (Based on the Value of the Dow Jones EURO STOXX 50 Index) (CUSIP: 61748A874) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated July 24, 2003)

19.
Medium-Term Notes, Series C, BRIDGESSM due June 15, 2010 (Based on the Value of Common Stock of Fifteen Companies in the Oil Industry) (CUSIP: 61748A114) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated June 19, 2003)

20.
Global Medium-Term Notes, Series F, Capital Protected Notes due December 30, 2008 (Based on the Value of the Morgan Stanley Capital International EAFE Index) (CUSIP: 61746Y361) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated May 23, 2005)

21.
Global Medium-Term Notes, Series F, Capital Protected Notes due December 30, 2009 (Based on the Value of the AMEX China Index) (CUSIP: 61747Y808) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated September 23, 2005)

22.
Global Medium-Term Notes, Series F, Capital Protected Notes due April 20, 2010 (Based on the Value of a Basket of Three Indices) (CUSIP: 61748A585) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated April 21, 2006)

23.
Global Medium-Term Notes, Series F, Capital Protected Notes due July 20, 2010 (Based on the Value of a Global Basket of Three Indices) (CUSIP: 61748A460) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated October 24, 2006)

24.
Global Medium-Term Notes, Series F, Capital Protected Notes due July 20, 2010 (Based on the Value of a Basket of Three Indices) (CUSIP: 61748A494) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated July 24, 2006)

25.
Global Medium-Term Notes, Series F, Capital Protected Notes due August 30, 2010 (Based on the Decline in the Value of the Philadelphia Stock Exchange Housing Sector Index) (CUSIP: 61746Y155) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated August 24, 2005)

26.
Global Medium-Term Notes, Series F, 1% Capital Protected Notes due October 30, 2010 (Based on the Value of the S&P MidCap 400 Index) (CUSIP: 61746Y478) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated April 26, 2005)

27.
Global Medium-Term Notes, Series C, Capital Protected Notes due January 30, 2011 (Based on the Value of the S&P 500 Index) (CUSIP: 61746S646) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated July 23, 2004)

28.
Global Medium-Term Notes, Series F, Capital Protected Notes due February 20, 2011 (Based on the Value of a Global Basket of Indices) (CUSIP: 61750V642) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated February 21, 2007)

29.
Global Medium-Term Notes, Series C, 1.875% Capital Protected Notes due March 30, 2011 (Based on the Value of the MSCI EAFE Index) (CUSIP: 61746S190) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated January 22, 2004)

30.
Global Medium-Term Notes, Series C, Capital Protected Notes due March 30, 2011 (Based on the Value of the Dow Jones Industrial Average) (CUSIP: 61746S539) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated August 24, 2004)

31.
Global Medium-Term Notes, Series F, .50% Capital Protected Notes due June 30, 2011 (Based on the Value of the S&P 500 Index) (CUSIP: 61746Y288) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated June 23, 2005)

32.
Global Medium-Term Notes, Series F, Capital Protected Notes due August 20, 2011 (Based on a Global Basket of Indices) (CUSIP: 61747S413) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated May 23, 2007)

33.
Global Medium-Term Notes, Series C, Capital Protected Notes due October 30, 2011 (Based on the Value of the Dow Jones Global Titans 50 Index) (CUSIP: 61746S273) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated October 21, 2004)

34.
Global Medium-Term Notes, Series F, Capital Protected Notes due December 30, 2011 (Based on the Value of the S&P 500 Index) (CUSIP: 61746Y858) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated December 22, 2004)

35.
Global Medium-Term Notes, Series C, 1.3% Capital Protected Notes due September 30, 2012 (Based on the Value of Common Stock of Fifteen Companies in the Energy Industry) (CUSIP: 61746S422) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated September 23, 2004)

36.	Medium-Term Notes, Series C, MPSSM due December 30, 2008 (Linked to the S&P 500 Index) (CUSIP: 61744Y231) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated October 23, 2002)
37.
Medium-Term Notes, Series C, MPSSM due December 30, 2009 (Linked to the Dow Jones Industrial Average) (CUSIP: 61744Y173) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated January 23, 2003)

38.	Medium-Term Notes, Series C, MPSSM due February 1, 2010 (Linked to the Russell 2000 Index) (CUSIP: 61744Y165) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated February 21, 2003)
39.
Medium-Term Notes, Series C, MPSSM due June 15, 2010 (Linked to the Morgan Stanley Technology Index) (CUSIP: 61744Y140) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated March 24, 2003)

40.
Global Medium-Term Notes, Series C, 2% MPSSM due December 30, 2010 (Linked to the Nikkei 225 Index) (CUSIP: 61748A775) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated November 20, 2003)

41.
Global Medium-Term Notes, Series C, 2.8% MPSSM due March 30, 2012 (Linked to the Dow Jones High Yield Select 10 Index) (CUSIP: 61748A742) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated May 26, 2004)

42.
Global Medium-Term Notes, Series F, Outperformance PLUSSM due December 20, 2008 (Based on the Performance of the S&P 100 Index Relative to the Russell 2000 Index) (CUSIP: 617475322) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated November 23, 2007)

43.
Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due February 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 61747W869) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated January 24, 2008)

44.
Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due April 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 61747W166) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated March 20, 2008)

45.
Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due May 20, 2009 (Based on the Value of the Dow Jones Industrial Average) (CUSIP: 617480157) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated April 23, 2008)

46.
Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due June 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 617480314) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated May 22, 2008)

47.
Global Medium-Term Notes, Series C, PLUSSM due June 30, 2009 (Mandatorily Exchangeable for an Amount Payable in U.S. Dollars Based on the Value of the Nikkei 225 Index) (CUSIP: 61746S711) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated June 23, 2004)

48.
Global Medium-Term Notes, Series C, .5% PROtected Performance Equity Linked SecuritiesSM due December 30, 2011 (Based on the Value of the S&P 500 Index) (CUSIP: 61746S877) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated March 24, 2004)

49.
Global Medium-Term Notes, Series C, .4% PROtected Performance Equity Linked SecuritiesSM due December 30, 2011 (Based on the Value of the Dow Jones Industrial Average) (CUSIP: 61746S703) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated February 20, 2004)

50.
Global Medium-Term Notes, Series C, PROtected Performance Equity Linked SecuritiesSM due December 30, 2011 (Based on the Value of a Basket of Three International Indices) (CUSIP: 61746S778) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated April 23, 2004)

51.
Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due December 20, 2008 (Based on the Price of Shares of the iShares MSCI EAFE Index Fund) (CUSIP: 61747S264) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated June 22, 2007)

52.
Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due June 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 61747W745) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated December 21, 2007)

53.
Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due July 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 61747W364) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated January 24, 2008)

54.
Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due September 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 61747W141) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated March 24, 2008)

55.
Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due October 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 617480116) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated April 23, 2008)

56.
Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due December 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 617480421) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated June 23, 2008)

57.
Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due January 20, 2010 (Based on the Value of the S&P 500 Index) (CUSIP: 617480579) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated July 24, 2008)

58.
Global Medium-Term Notes, Series F, Strategic Total Return Securities due December 17, 2009 (Exchangeable for a Cash Amount Based on the CBOE S&P 500 BuyWrite Index) (CUSIP: 61746S398) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated November 22, 2004)

59.
Global Medium-Term Notes, Series F, 8% Targeted Income Strategic Total Return Securities due March 30, 2010 (Exchangeable for a Cash Amount Based on the CBOE S&P 500 BuyWrite Index) (CUSIP: 61746Y734) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated March 23, 2005)

60.
Global Medium-Term Notes, Series F, Strategic Total Return Securities due July 30, 2011 (Exchangeable for a Cash Amount Based on the CBOE DJIA BuyWrite Index) (CUSIP: 61748A676) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated July 22, 2005)

61.
Global Medium-Term Notes, Series F, 8% Targeted Income Strategic Total Return Securities due July 30, 2011 (Exchangeable for a Cash Amount Based on the CBOE DJIA BuyWrite Index) (CUSIP: 61748A684) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated July 22, 2005)

62.
Global Medium-Term Notes, Series F, 8% Targeted Income Strategic Total Return Securities due January 15, 2012 (Exchangeable for a Cash Amount Based on the CBOE S&P 500 BuyWrite Index) (CUSIP: 61748A643) (Item 1 of the Registrant’s Registration Statement on Form 8-A dated December 22, 2005)

Item 2.    Exhibits.

The following documents are filed herein by incorporation by reference:

4.1           Form of Global Note evidencing the Global Medium-Term Notes, Series F, 9% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due January 20, 2009 (Mandatorily Exchangeable for Common Stock of Exxon Mobil Corporation) (CUSIP: 61747W760) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated December 21, 2007)

4.2           Form of Global Note evidencing the Global Medium-Term Notes, Series F, 12.5% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due February 20, 2009 (Mandatorily Exchangeable for Common Stock of Target Corporation) (CUSIP: 61747W372) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated January 24, 2008)

4.3           Form of Global Note evidencing the Global Medium-Term Notes, Series F, 14% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due March 20, 2009 (Mandatorily Exchangeable for Common Stock of Apple, Inc.) (CUSIP: 61747W489) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated February 22, 2008)

4.4           Form of Global Note evidencing the Global Medium-Term Notes, Series F, 10% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due April 20, 2009 (Mandatorily Exchangeable for Common Stock of AT&T Inc.) (CUSIP: 61747W232) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated March 24, 2008)

4.5           Form of Global Note evidencing the Global Medium-Term Notes, Series F, 10% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due May 20, 2009 (Mandatorily Exchangeable for Common Stock of Baker Hughes Incorporated) (CUSIP: 617480165) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated April 23, 2008)

4.6           Form of Global Note evidencing the Global Medium-Term Notes, Series F, 8% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due July 20, 2009 (Mandatorily Exchangeable for Common Stock of Intel Corporation) (CUSIP: 617480504) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated June 23, 2008)

4.7           Form of Global Note evidencing the Global Medium-Term Notes, Series F, 12% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due July 20, 2009 (Mandatorily Exchangeable for Common Stock of Weatherford International Ltd.) (CUSIP: 617480538) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated June 23, 2008)

4.8           Form of Global Note evidencing the Pharmaceutical Basket Opportunity eXchangeablE SecuritiesSM due October 30, 2031, Exchangeable for a Cash Amount Based on the Closing Prices of the Underlying Stocks of the AMEX Equal Weighted Pharmaceutical Index (CUSIP: 61744Y520) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated November 20, 2001)

4.9           Form of Global Note evidencing the Medium-Term Notes, Series C, Biotech Basket Opportunity eXchangeablE SecuritiesSM due January 30, 2032 Exchangeable for a Cash Amount Based on the Closing Prices of the Underlying Stocks of AMEX Biotechnology Index (CUSIP: 61744Y413) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated March 19, 2002)

4.10         Form of Global Note evidencing the Medium-Term Notes, Series C, BRIDGESSM due December 30, 2008 (Based on the Value of the Russell 2000 Index) (CUSIP: 61744Y348) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated June 6, 2002)

4.11         Form of Global Note evidencing the Medium-Term Notes, Series C, BRIDGESSM due December 30, 2008 (Based on the Value of the AMEX Pharmaceutical Index) (CUSIP: 61744Y322) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated June 21, 2002)

4.12         Form of Global Note evidencing the Medium-Term Notes, Series C, BRIDGESSM due February 28, 2009 (Based on the Value of Common Stock of Ten Companies) (CUSIP: 61744Y280) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated August 22, 2002)

4.13         Form of Global Note evidencing the Medium-Term Notes, Series C, BRIDGESSM due March 30, 2009 (Based on the Value of Common Stock of Ten Companies) (CUSIP: 61744Y199) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated November 21, 2002)

4.14         Form of Global Note evidencing the Medium-Term Notes, Series C, BRIDGESSM due June 30, 2009 (Based on the Value of the Dow Jones Industrial Average) (CUSIP: 61744Y264) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated September 23, 2002)

4.15         Form of Global Note evidencing the Medium-Term Notes, Series C, BRIDGESSM due July 30, 2009 (Based on the Value of the S&P MidCap 400 Index) (CUSIP: 61744Y132) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated July 24, 2002)

4.16         Form of Global Note evidencing the Global Medium-Term Notes, Series C, BRIDGESSM due August 30, 2009 (Based on the Value of Common Stock of Fifteen Companies in the Financial Services Industry) (CUSIP: 61748A122) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated August 19, 2003)

4.17         Form of Global Note evidencing the Medium-Term Notes, Series C, BRIDGESSM due October 30, 2009 (Based on the Value of Common Stock of Fifteen Aerospace and Defense Companies) (CUSIP: 61744Y249) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated October 10, 2002)

4.18         Form of Global Note evidencing the Global Medium-Term Notes, Series C, BRIDGESSM due December 30, 2009 (Based on the Value of the Dow Jones EURO STOXX 50 Index) (CUSIP: 61748A874) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated July 24, 2003)

4.19         Form of Global Note evidencing the Medium-Term Notes, Series C, BRIDGESSM due June 15, 2010 (Based on the Value of Common Stock of Fifteen Companies in the Oil Industry) (CUSIP: 61748A114) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated June 19, 2003)

4.20         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Capital Protected Notes due December 30, 2008 (Based on the Value of the Morgan Stanley Capital International EAFE Index) (CUSIP: 61746Y361) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated May 23, 2005)

4.21         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Capital Protected Notes due December 30, 2009 (Based on the Value of the AMEX China Index) (CUSIP: 61747Y808) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated September 23, 2005)

4.22         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Capital Protected Notes due April 20, 2010 (Based on the Value of a Basket of Three Indices) (CUSIP: 61748A585) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated April 21, 2006)

4.23         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Capital Protected Notes due July 20, 2010 (Based on the Value of a Global Basket of Three Indices) (CUSIP: 61748A460) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated October 24, 2006)

4.24         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Capital Protected Notes due July 20, 2010 (Based on the Value of a Basket of Three Indices) (CUSIP: 61748A494) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated July 24, 2006)

4.25         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Capital Protected Notes due August 30, 2010 (Based on the Decline in the Value of the Philadelphia Stock Exchange Housing Sector Index) (CUSIP: 61746Y155) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated August 24, 2005)

4.26         Form of Global Note evidencing the Global Medium-Term Notes, Series F, 1% Capital Protected Notes due October 30, 2010 (Based on the Value of the S&P MidCap 400 Index) (CUSIP: 61746Y478) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated April 26, 2005)

4.27         Form of Global Note evidencing the Global Medium-Term Notes, Series C, Capital Protected Notes due January 30, 2011 (Based on the Value of the S&P 500 Index) (CUSIP: 61746S646) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated July 23, 2004)

4.28         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Capital Protected Notes due February 20, 2011 (Based on the Value of a Global Basket of Indices) (CUSIP: 61750V642) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated February 21, 2007)

4.29         Form of Global Note evidencing the Global Medium-Term Notes, Series C, 1.875% Capital Protected Notes due March 30, 2011 (Based on the Value of the MSCI EAFE Index) (CUSIP: 61746S190) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated January 22, 2004)

4.30         Form of Global Note evidencing the Global Medium-Term Notes, Series C, Capital Protected Notes due March 30, 2011 (Based on the Value of the Dow Jones Industrial Average) (CUSIP: 61746S539) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated August 24, 2004)

4.31         Form of Global Note evidencing the Global Medium-Term Notes, Series F, .50% Capital Protected Notes due June 30, 2011 (Based on the Value of the S&P 500 Index) (CUSIP: 61746Y288) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated June 23, 2005)

4.32         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Capital Protected Notes due August 20, 2011 (Based on a Global Basket of Indices) (CUSIP: 61747S413) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated May 23, 2007)

4.33         Form of Global Note evidencing the Global Medium-Term Notes, Series C, Capital Protected Notes due October 30, 2011 (Based on the Value of the Dow Jones Global Titans 50 Index) (CUSIP: 61746S273) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated October 21, 2004)

4.34         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Capital Protected Notes due December 30, 2011 (Based on the Value of the S&P 500 Index) (CUSIP: 61746Y858) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated December 22, 2004)

4.35         Form of Global Note evidencing the Global Medium-Term Notes, Series C, 1.3% Capital Protected Notes due September 30, 2012 (Based on the Value of Common Stock of Fifteen Companies in the Energy Industry) (CUSIP: 61746S422) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated September 23, 2004)

4.36         Form of Global Note evidencing the Medium-Term Notes, Series C, MPSSM due December 30, 2008 (Linked to the S&P 500 Index) (CUSIP: 61744Y231) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated October 23, 2002)

4.37         Form of Global Note evidencing the Medium-Term Notes, Series C, MPSSM due December 30, 2009 (Linked to the Dow Jones Industrial Average) (CUSIP: 61744Y173) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated January 23, 2003)

4.38         Form of Global Note evidencing the Medium-Term Notes, Series C, MPSSM due February 1, 2010 (Linked to the Russell 2000 Index) (CUSIP: 61744Y165) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated February 21, 2003)

4.39         Form of Global Note evidencing the Medium-Term Notes, Series C, MPSSM due June 15, 2010 (Linked to the Morgan Stanley Technology Index) (CUSIP: 61744Y140) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated March 24, 2003)

4.40         Form of Global Note evidencing the Global Medium-Term Notes, Series C, 2% MPSSM due December 30, 2010 (Linked to the Nikkei 225 Index) (CUSIP: 61748A775) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated November 20, 2003)

4.41         Form of Global Note evidencing the Global Medium-Term Notes, Series C, 2.8% MPSSM due March 30, 2012 (Linked to the Dow Jones High Yield Select 10 Index) (CUSIP: 61748A742) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated May 26, 2004)

4.42         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Outperformance PLUSSM due December 20, 2008 (Based on the Performance of the S&P 100 Index Relative to the Russell 2000 Index) (CUSIP: 617475322) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated November 23, 2007)

4.43         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due February 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 61747W869) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated January 24, 2008)

4.44         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due April 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 61747W166) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated March 20, 2008)

4.45         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due May 20, 2009 (Based on the Value of the Dow Jones Industrial Average) (CUSIP: 617480157) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated April 23, 2008)

4.46         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due June 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 617480314) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated May 22, 2008)

4.47         Form of Global Note evidencing the Global Medium-Term Notes, Series C, PLUSSM due June 30, 2009 (Mandatorily Exchangeable for an Amount Payable in U.S. Dollars Based on the Value of the Nikkei 225 Index) (CUSIP: 61746S711) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated June 23, 2004)

4.48         Form of Global Note evidencing the Global Medium-Term Notes, Series C, .5% PROtected Performance Equity Linked SecuritiesSM due December 30, 2011 (Based on the Value of the S&P 500

Index) (CUSIP: 61746S877) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated March 24, 2004)

4.49         Form of Global Note evidencing the Global Medium-Term Notes, Series C, .4% PROtected Performance Equity Linked SecuritiesSM due December 30, 2011 (Based on the Value of the Dow Jones Industrial Average) (CUSIP: 61746S703) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated February 20, 2004)

4.50         Form of Global Note evidencing the Global Medium-Term Notes, Series C, PROtected Performance Equity Linked SecuritiesSM due December 30, 2011 (Based on the Value of a Basket of Three International Indices) (CUSIP: 61746S778) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated April 23, 2004)

4.51         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due December 20, 2008 (Based on the Price of Shares of the iShares MSCI EAFE Index Fund) (CUSIP: 61747S264) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated June 22, 2007)

4.52         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due June 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 61747W745) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated December 21, 2007)

4.53         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due July 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 61747W364) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated January 24, 2008)

4.54         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due September 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 61747W141) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated March 24, 2008)

4.55         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due October 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 617480116) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated April 23, 2008)

4.56         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due December 20, 2009 (Based on the Value of the S&P 500 Index) (CUSIP: 617480421) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated June 23, 2008)

4.57         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due January 20, 2010 (Based on the Value of the S&P 500 Index) (CUSIP: 617480579) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated July 24, 2008)

4.58         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Strategic Total Return Securities due December 17, 2009 (Exchangeable for a Cash Amount Based on the CBOE S&P 500 BuyWrite Index) (CUSIP: 61746S398) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated November 22, 2004)

4.59         Form of Global Note evidencing the Global Medium-Term Notes, Series F, 8% Targeted Income Strategic Total Return Securities due March 30, 2010 (Exchangeable for a Cash Amount

Based on the CBOE S&P 500 BuyWrite Index) (CUSIP: 61746Y734) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated March 23, 2005)

4.60         Form of Global Note evidencing the Global Medium-Term Notes, Series F, Strategic Total Return Securities due July 30, 2011 (Exchangeable for a Cash Amount Based on the CBOE DJIA BuyWrite Index) (CUSIP: 61748A676) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated July 22, 2005)

4.61         Form of Global Note evidencing the Global Medium-Term Notes, Series F, 8% Targeted Income Strategic Total Return Securities due July 30, 2011 (Exchangeable for a Cash Amount Based on the CBOE DJIA BuyWrite Index) (CUSIP: 61748A684) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated July 22, 2005)

4.62         Form of Global Note evidencing the Global Medium-Term Notes, Series F, 8% Targeted Income Strategic Total Return Securities due January 15, 2012 (Exchangeable for a Cash Amount Based on the CBOE S&P 500 BuyWrite Index) (CUSIP: 61748A643) (Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated December 22, 2005)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	November 21, 2008	By:	/s/ W. Gary Beeson
			Name:	W. Gary Beeson
			Title:	Assistant Secretary and Counsel

Annex A

Title		CUSIP

1.	Global Medium-Term Notes, Series F, 9% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due January 20, 2009 (Mandatorily Exchangeable for Common Stock of Exxon Mobil Corporation)	61747W760

2.	Global Medium-Term Notes, Series F, 12.5% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due February 20, 2009 (Mandatorily Exchangeable for Common Stock of Target Corporation)	61747W372

3.	Global Medium-Term Notes, Series F, 14% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due March 20, 2009 (Mandatorily Exchangeable for Common Stock of Apple, Inc.)	61747W489

4.	Global Medium-Term Notes, Series F, 10% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due April 20, 2009 (Mandatorily Exchangeable for Common Stock of AT&T Inc.)	61747W232

5.	Global Medium-Term Notes, Series F, 10% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due May 20, 2009 (Mandatorily Exchangeable for Common Stock of Baker Hughes Incorporated)	617480165

6.	Global Medium-Term Notes, Series F, 8% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due July 20, 2009 (Mandatorily Exchangeable for Common Stock of Intel Corporation)	617480504

7.	Global Medium-Term Notes, Series F, 12% Stock Participation Accreting Redemption Quarterly-pay SecuritiesSM due July 20, 2009 (Mandatorily Exchangeable for Common Stock of Weatherford International Ltd.)	617480538

8.
Pharmaceutical Basket Opportunity eXchangeablE SecuritiesSM due October 30, 2031, Exhangeable for a Cash Amount Based on the Closing Prices of the Underlying Stocks of the AMEX Equal Weighted Pharmaceutical Index
61744Y520

9.
Medium-Term Notes, Series C, Biotech Basket Opportunity eXchangeablE SecuritiesSM due January 30, 2032 Exchangeable for a Cash Amount Based on the Closing Prices of the Underlying Stocks of AMEX Biotechnology Index
61744Y413

10.	Medium-Term Notes, Series C, BRIDGESSM due December 30, 2008 (Based on the Value of the Russell 2000 Index)	61744Y348

11.	Medium-Term Notes, Series C, BRIDGESSM due December 30, 2008 (Based on the Value of the AMEX Pharmaceutical Index)	61744Y322

12.	Medium-Term Notes, Series C, BRIDGESSM due February 28, 2009 (Based on the Value of Common Stock of Ten Companies)	61744Y280

13.	Medium-Term Notes, Series C, BRIDGESSM due March 30, 2009 (Based on the Value of Common Stock of Ten Companies)	61744Y199

14.	Medium-Term Notes, Series C, BRIDGESSM due June 30, 2009 (Based on the Value of the Dow Jones Industrial Average)	61744Y264

15.	Medium-Term Notes, Series C, BRIDGESSM due July 30, 2009 (Based on the Value of the S&P MidCap 400 Index)	61744Y132

16.	Global Medium-Term Notes, Series C, BRIDGESSM due August 30, 2009 (Based on the Value of Common Stock of Fifteen Companies in the Financial Services Industry)	61748A122

17.	Medium-Term Notes, Series C, BRIDGESSM due October 30, 2009 (Based on the Value of Common Stock of Fifteen Aerospace and Defense Companies)	61744Y249

18.	Global Medium-Term Notes, Series C, BRIDGESSM due December 30, 2009 (Based on the Value of the Dow Jones EURO STOXX 50 Index)	61748A874

19.	Medium-Term Notes, Series C, BRIDGESSM due June 15, 2010 (Based on the Value of Common Stock of Fifteen Companies in the Oil Industry)	61748A114

20.	Global Medium-Term Notes, Series F, Capital Protected Notes due December 30, 2008 (Based on the Value of the Morgan Stanley Capital International EAFE Index)	61746Y361

21.	Global Medium-Term Notes, Series F, Capital Protected Notes due December 30, 2009 (Based on the Value of the AMEX China Index)	61747Y808

22.	Global Medium-Term Notes, Series F, Capital Protected Notes due April 20, 2010 (Based on the Value of a Basket of Three Indices)	61748A585

23.	Global Medium-Term Notes, Series F, Capital Protected Notes due July 20, 2010 (Based on the Value of a Global Basket of Three Indices)	61748A460

24.	Global Medium-Term Notes, Series F, Capital Protected Notes due July 20, 2010 (Based on the Value of a Basket of Three Indices)	61748A494

25.	Global Medium-Term Notes, Series F, Capital Protected Notes due August 30, 2010 (Based on the Decline in the Value of the Philadelphia Stock Exchange Housing Sector Index)	61746Y155

26.	Global Medium-Term Notes, Series F, 1% Capital Protected Notes due October 30, 2010 (Based on the Value of the S&P MidCap 400 Index)	61746Y478

27.	Global Medium-Term Notes, Series C, Capital Protected Notes due January 30, 2011 (Based on the Value of the S&P 500 Index)	61746S646

28.	Global Medium-Term Notes, Series F, Capital Protected Notes due February 20, 2011 (Based on the Value of a Global Basket of Indices)	61750V642

29.	Global Medium-Term Notes, Series C, 1.875% Capital Protected Notes due March 30, 2011 (Based on the Value of the MSCI EAFE Index)	61746S190

30.	Global Medium-Term Notes, Series C, Capital Protected Notes due March 30, 2011 (Based on the Value of the Dow Jones Industrial Average)	61746S539

31.	Global Medium-Term Notes, Series F, .50% Capital Protected Notes due June 30, 2011 (Based on the Value of the S&P 500 Index)	61746Y288

32.	Global Medium-Term Notes, Series F, Capital Protected Notes due August 20, 2011 (Based on a Global Basket of Indices)	61747S413

33.	Global Medium-Term Notes, Series C, Capital Protected Notes due October 30, 2011 (Based on the Value of the Dow Jones Global Titans 50 Index)	61746S273

34.	Global Medium-Term Notes, Series F, Capital Protected Notes due December 30, 2011 (Based on the Value of the S&P 500 Index)	61746Y858

35.	Global Medium-Term Notes, Series C, 1.3% Capital Protected Notes due September 30, 2012 (Based on the Value of Common Stock of Fifteen Companies in the Energy Industry)	61746S422

36.	Medium-Term Notes, Series C, MPSSM due December 30, 2008 (Linked to the S&P 500 Index)	61744Y231

37.	Medium-Term Notes, Series C, MPSSM due December 30, 2009 (Linked to the Dow Jones Industrial Average)	61744Y173

38.	Medium-Term Notes, Series C, MPSSM due February 1, 2010 (Linked to the Russell 2000 Index)	61744Y165

39.	Medium-Term Notes, Series C, MPSSM due June 15, 2010 (Linked to the Morgan Stanley Technology Index)	61744Y140

40.	Global Medium-Term Notes, Series C, 2% MPSSM due December 30, 2010 (Linked to the Nikkei 225 Index)	61748A775

41.	Global Medium-Term Notes, Series C, 2.8% MPSSM due March 30, 2012 (Linked to the Dow Jones High Yield Select 10 Index)	61748A742

42.	Global Medium-Term Notes, Series F, Outperformance PLUSSM due December 20, 2008 (Based on the Performance of the S&P 100 Index Relative to the Russell 2000 Index)	617475322

43.	Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due February 20, 2009 (Based on the Value of the S&P 500 Index)	61747W869

44.	Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due April 20, 2009 (Based on the Value of the S&P 500 Index)	61747W166

45.	Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due May 20, 2009 (Based on the Value of the Dow Jones Industrial Average)	617480157

46.	Global Medium-Term Notes, Series F, Performance Leveraged Upside SecuritiesSM due June 20, 2009 (Based on the S&P 500 Index)	617480314

47.	Global Medium-Term Notes, Series C, PLUSSM due June 30, 2009 (Mandatorily Exchangeable for an Amount Payable in U.S. Dollars Based on the Value of the Nikkei 225 Index)	61746S711

48.	Global Medium-Term Notes, Series C, .5% PROtected Performance Equity Linked SecuritiesSM due December 30, 2011 (Based on the Value of the S&P 500 Index)	61746S877

49.	Global Medium-Term Notes, Series C, .4% PROtected Performance Equity Linked SecuritiesSM due December 30, 2011 (Based on the Value of the Dow Jones Industrial Average)	61746S703

50.	Global Medium-Term Notes, Series C, PROtected Performance Equity Linked SecuritiesSM due December 30, 2011 (Based on the Value of a Basket of Three International Indices)	61746S778

51.	Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due December 20, 2008 (Based on the Price of Shares of the iShares MSCI EAFE Index Fund)	61747S264

52.	Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due June 20, 2009 (Based on the Value of the S&P 500 Index)	61747W745

53.	Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due July 20, 2009 (Based on the Value of the S&P 500 Index)	61747W364

54.	Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due September 20, 2009 (Based on the Value of the S&P 500 Index)	61747W141

55.	Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due October 20, 2009 (Based on the Value of the S&P 500 Index)	617480116

56.	Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due December 20, 2009 (Based on the Value of the S&P 500 Index)	617480421

57.	Global Medium-Term Notes, Series F, Protected Absolute Return Barrier Notes due January 20, 2010 (Based on the Value of the S&P 500 Index)	617480579

58.	Global Medium-Term Notes, Series F, Strategic Total Return Securities due December 17, 2009 (Exchangeable for a Cash Amount Based on the CBOE S&P 500 BuyWrite Index)	61746S398

59.	Global Medium-Term Notes, Series F, 8% Targeted Income Strategic Total Return Securities due March 30, 2010 (Exchangeable for a Cash Amount Based on the CBOE S&P 500 BuyWrite Index)	61746Y734

60.	Global Medium-Term Notes, Series F, Strategic Total Return Securities due July 30, 2011 (Exchangeable for a Cash Amount Based on the CBOE DJIA BuyWrite Index)	61748A676

61.	Global Medium-Term Notes, Series F, 8% Targeted Income Strategic Total Return Securities due July 30, 2011 (Exchangeable for a Cash Amount Based on the CBOE DJIA BuyWrite Index)	61748A684

62.	Global Medium-Term Notes, Series F, 8% Targeted Income Strategic Total Return Securities due January 15, 2012 (Exchangeable for a Cash Amount Based on the CBOE S&P 500 BuyWrite Index)	61748A643